Exhibit 99.1

Shareholders Approve Merger of Cascade Bancorp with and into First Interstate BancSystem, Inc.

Closing Expected to Occur on May 30, 2017

BEND, OREGON, and BILLINGS, MONTANA, May 24, 2017 — Cascade Bancorp (“Cascade”) (NASDAQ: CACB) and First Interstate BancSystem, Inc. (“First Interstate”) (NASDAQ: FIBK) announced that each of its shareholders have approved the proposed merger of Cascade with and into First Interstate.

Final voting results for the special meeting of Cascade will be disclosed in a Form 8-K to be filed with the Securities and Exchange Commission. Final voting results for the annual meeting of First Interstate will be disclosed in a Form 8-K to be filed with the Securities and Exchange Commission. The merger is expected to close on May 30, 2017, subject to satisfaction of customary closing conditions.

About Cascade Bancorp and Bank of the Cascades

Cascade Bancorp (NASDAQ: CACB), headquartered in Bend, Oregon, and its wholly owned subsidiary, Bank of the Cascades, operates in the Pacific Northwest. Founded in 1977, Bank of the Cascades offers full-service community banking through 46 branches in Oregon, Idaho and Washington. The Bank has a business strategy that focuses on delivering the best in community banking for the financial well-being of customers and shareholders. It executes its strategy through the consistent delivery of full relationship banking focused on attracting and retaining value-driven customers.

About First Interstate BancSystem, Inc. and First Interstate Bank

First Interstate BancSystem, Inc. is a financial and bank holding company incorporated in 1971 and headquartered in Billings, Montana. The Company operates 80 banking offices, including detached drive-up facilities, in 46 communities in Montana, Wyoming and South Dakota. Through First Interstate Bank, the Company delivers a comprehensive range of banking products and services to individuals, businesses, municipalities and other entities throughout the Company’s market areas.

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the possibility that the merger does not close when expected or at all because required conditions to closing are not received or satisfied on a timely basis or at all.

All forward-looking statements attributable to Cascade or persons acting on Cascade’s behalf or attributable to First Interstate or persons acting on First Interstate’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Cascade and First Interstate do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If Cascade or First Interstate update one or more forward-looking statements, no inference should be drawn that Cascade or First Interstate will make additional updates with respect to those or other forward-looking statements.

For further information:

Cascade Bancorp:

Debbie Amerongen

541-617-3572

debbiea@botc.com

or

First Interstate BancSystem, Inc.:

Marcy Mutch

Chief Financial Officer

406-255-5312

investor.relations@fib.com